UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23653

Thirdline Real Estate Income Fund

(Exact name of registrant as specified in charter)

1810 MacTavish Ave

Richmond, VA 23230

804-564-6810

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

109 Lakeland Ave

Dover, Delaware 19901

(Name and address of agent for service)

With Copies to:

Wade Bridge

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

(513) 304-5605

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

ThirdLine

—Real Estate Income Fund—

Annual Report

March 31, 2026

Thirdline Real Estate Income Fund

Table of Contents
For the Year Ended March 31, 2026

Letter to Shareholders	2-3
Fund Performance	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6-11
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17-28
Fund Management	29-30
Supplemental Information	31
Privacy Notice	32

This report and the financial statements contained herein are provided for the general information of the shareholders of Thirdline Real Estate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Thirdline Real Estate Income Fund

Letter to Shareholders
March 31, 2026 (Unaudited)

Dear Shareholders,

We are pleased to present the annual report for the Thirdline Real Estate Income Fund (“TREIX” or the “Fund”) for the fiscal year end of March 31, 2026. The Fund seeks to provide income with low volatility and low correlation to broader equity and bond markets through a diversified portfolio of mainly private real estate credit securities. At the fiscal year end, the Fund held private investments across many real estate sub-sectors including multi-family housing, industrial, office, retail, medical, public storage, hospitality, infrastructure, and manufactured housing. The Fund also held a smaller portfolio of exchange-traded preferred equity securities to help with managing the liquidity of the overall portfolio.

The Fund’s average annual return (“AAR”) since its 9/28/2021 inception is 4.84%, and its AAR over the past 3 years is 4.48%. For the most recent fiscal year ending March 31, 2026, the Fund produced a trailing 12-month return of 0.76%. As a comparison, the common income index, the Bloomberg U.S. Aggregate Bond Index1 produced average annual total returns of approximately -0.04% since inception of the Fund (9/28/2021) and a trailing 12-month return of approximately 4.35%.2 Note, this is not an investable index.

The Fund’s overall return was primarily generated by the private investments given the low allocation to the public security portfolio during the fiscal year (i.e., at 3/31/26 it was approximately 2.0% of the Fund). The majority of private investments performed as expected with generally stable values and consistent yield. As intended, most of the returns produced during the fiscal year were derived from the cash distributions of the Fund’s investments. These total returns were reduced by some unrealized and realized capital losses on security values which resulted in a total return for the fiscal year that was below the average annual return since inception.

Our portfolio management team’s primary focus is on sourcing and vetting potential opportunities, and our network of “sponsors” (i.e., groups managing real estate projects) continues to grow. While bank lending has rebounded meaningfully from recent lows, debt funds and alternative lenders continue to capture a growing share of non-agency commercial real estate financing, and with up to an estimated $936 billion in commercial real estate loans scheduled to mature in 2026, refinancing demand is creating attractive opportunities for private capital providers like TREIX3.

We believe that we are well positioned to bring value to our shareholders, and we believe that our performance will continue to compare favorably to other income solutions. Our emphasis during the next fiscal year will continue to be on growing the assets of the Fund to take advantage of the present market opportunities.

Thank you for your investment and we truly appreciate your continued partnership with us.

Regards,

Charles Hutchens	Larry Eiben

[1]

Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing more than 5,000 taxable government, investmentgrade corporate and mortgage-backed securities, and is generally considered a barometer of the US bond market.

[2]	Bloomberg U.S. Aggregate Bond Index return data sourced from Confluence Technologies. Since-inception calculation reflects period from 9/28/2021 through 3/31/2026.

[3]

Sources: CRE Daily, “CRE Lending Rebounds as Banks Navigate Distress Risks” (2026); Mortgage Bankers Association 2026 Commercial/Multifamily Real Estate Loan Maturity Volumes; S&P Global commercial real estate debt maturity projections for 2026. CBRE, “Commercial Real Estate Lending Activity Reaches Five Year High” (Q1 2026 Lending Momentum Report). Office sector continues to lag other property types in lending volume.

Performance Disclosure: Quoted performance is net of all fees and expenses. Fee waivers positively impacted performance. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling (877) 771-7715. The Advisor has agreed to cap certain Fund expenses through at least 7/31/26. To the extent the Advisor waives certain fees or pays expenses directly on behalf of the Fund, it is permitted under certain conditions to recoup such amounts for a period of time.

Thirdline Real Estate Income Fund

Letter to Shareholders
March 31, 2026 (Unaudited) (Continued)

An investment in the Fund is subject to a substantial degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant lease renewals, defaults, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a significant portion of the investor’s portfolio but instead only a portion of an investor’s portfolio allocated to real estate. Diversification does not ensure a profit or guarantee against a loss. The Fund’s borrowings are limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such borrowings. Borrowing presents opportunities to increase the Fund’s return but potentially increases the losses as well.

The Fund does not intend to list its Shares on any securities exchange, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all or a specified portion of their shares tendered during a quarterly repurchase offer. An investment in the Fund is not suitable for investors that require current liquidity. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

Thirdline Real Estate Income Fund is distributed by Distribution Services, LLC which is not affiliated with Thirdline Capital.

Thirdline Real Estate Income Fund

Fund Performance
March 31, 2026 (Unaudited)

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P U.S. REIT Index, Bloomberg U.S. Aggregate Bond Index, and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses or fees, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

The S&P U.S. REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

The S&P 500 Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

Average Annual Total Returns as of March 31, 2026	One Year	Since Inception*
Thirdline Real Estate Income Fund	0.76%	4.84%
Bloomberg U.S. Aggregate Bond Index	4.35%	(0.04)%
S&P U.S. REIT Index	6.98%	3.40%
S&P 500 Index	17.80%	11.03%

*	Inception Date 9/29/2021

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 771-7715.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Thirdline Real Estate Income Fund

Report of Independent Registered Public Accounting Firm
March 31, 2026

To the Shareholders and the Board of Trustees of
Thirdline Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Thirdline Real Estate Income Fund (the Fund), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of the Fund for the period from September 29, 2021 (commencement of operations) through March 31, 2022, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated May 31, 2022.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodians, brokers, private companies and underlying fund advisors, or by other appropriate auditing procedures where replies were not received from private companies and underlying fund advisors. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor since 2023.

Boston, Massachusetts
May 29, 2026

Thirdline Real Estate Income Fund

Schedule of Investments
As of March 31, 2026

Number of Shares		Fair Value
	PRIVATE DIRECT REAL ESTATE INVESTMENTS[3] — 70.7%
	DEBT — 8.6%
—	PDOFQ2 22 Livingston Side Car, LLC, 11.23%, (1-Month Term SOFR + 7.60%)[1,7,9]	$3,000,000
—	262 5th, LLC, 7.93%, (1-Month Term SOFR + 4.25%)[1]	2,000,000
		5,000,000
	LLC INTERESTS — 14.8%
—	Baywoods Road Owner, LLC[1,6,7]	2,359,589
—	Cook MHP Owner, LLC[1,6]	663,034
—	Excelsior Sandy Springs CIV, LLC[1,6,7]	538,709
—	Excelsior Stephenson Medical CIV, LLC[1,6,7]	753,312
—	GMF Granite Manager, LLC[1,6]	631,383
—	Old Courthouse Owner, LLC[1,6,7]	1,659,790
38	Riparian Baltimore SFR Investors I, LLC - Class A-2[1,6,8]	1,870
—	Riverwalk Acquisitions, LLC[1,6,7]	2,028,165
		8,635,852
	MEZZANINE DEBT — 15.3%
—	E 79th Street Mess Select, LP, 13.63%, (1-Month Term SOFR + 10.00%), 10/31/2026[1]	500,000
—	Premier Lexington Park, LLC, 9.00%, 03/31/2032[1]	1,443,000
—	QFP Rockwell Mezz, 12.25%, 12/6/2030[1]	5,000,000
—	Riparian Housing Investors I, LLC, 15.00%[1]	1,958,000
		8,901,000
	PREFERRED EQUITY — 32.0%
—	80-90 Central Venture, LLC[1,6,7]	3,005,000
4,000,000	Beacon Partners Fund II, LP - Preferred[1]	3,942,000
—	Buchanan Mortgage Fund, LLC[1,6]	3,000,000
—	Detroit Portfolio Class A, LLC[1,6,7,10]	267,000
—	FC Starcast SA Investors, LLC - Class A Mezz[1,6,7]	2,000,000
—	NW Houston, LLC - Class A Mezz[1,7,10]	984,000
—	RC CID Investors, LLC,[1,6,7]	2,206,000
1,500	Riparian Baltimore SFR Investors I, LLC - Class C6,10	1,552,000
—	River Mill Self Storage, LLC - Class B1,6,7	1,800,000
		18,756,000
	SPONSOR PROFITS INTEREST — 0.0%
—	Premier Lexington Park, LLC - Class B1,6	41,000

	TOTAL PRIVATE DIRECT REAL ESTATE INVESTMENTS
	(Cost $43,273,965)	41,333,852

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Schedule of Investments
As of March 31, 2026 (Continued)

Number of Shares		Fair Value
	PRIVATE REAL ESTATE INVESTMENT FUNDS — 32.9%
2,847	CBRE U.S. Credit Partners, LP4	$2,776,551
—	CMMPT-2, LP1,4	693,218
—	Goodman Capital Liquid Strategy Fund I, LLC[1,3]	5,585,823
2,984	Heitman Core Real Estate Income Trust[4]	920,280
—	Infinity Re Impact III, LP1,4	3,631,083
—	Kayne Anderson Real Estate Debt IV, LP1,4	770,790
98,001	Peachtree SSC Mortgage REIT, LLC[4]	1,358,388
76,190	Sandpiper Lodging Trust - Class A - Common[3]	800,000
—	Stonehill Strat Hotel Credit Opportunity Fund[1,4]	271,947
2,533	TCM CRE Credit Fund, LP4	2,396,983

	TOTAL PRIVATE REAL ESTATE INVESTMENT FUNDS
	(Cost $19,591,569)	19,205,063

	PREFERRED STOCKS — 2.0%
	ENERGY, INFRASTRUCTURE & UTILITIES — 1.2%
4,700	Brookfield Infrastructure Partners, 5.125%[5]	75,905
4,450	CMS Energy Corp., 4.200%[5]	74,537
4,250	DTE Energy Co., 4.375%[5]	69,913
5,100	Duke Energy Corp., 5.750%[5]	123,930
3,600	Entergy Arkansas, LLC, 4.875[5]	70,848
5,500	NextEra Energy Capital Holdings, Inc., 5.650%[5]	125,730
4,600	Sempra Energy, 5.750%[5]	94,760
2,300	Southern Co/The, 5.250%[5]	47,748
3,754	Southern Co/The, 4.200%[5]	63,630
		747,001

	REAL ESTATE — 0.8%
3,500	Agree Realty Corp., 4.250%[5]	58,800
2,500	American Homes 4 Rent, 5.875%[5]	55,800
3,800	Digital Realty Trust, Inc., 5.200%[5]	73,720
2,500	Federal Realty Investment Trust, 5.000%[5]	48,225
2,500	Kimco Realty Corp., 5.125%[5]	48,425
800	Mid-America Apartment Communities, Inc., 8.500%	42,856
4,700	Public Storage, 3.900%[5]	70,641
300	Regency Centers Corp., 6.25%[5]	6,705
2,500	Rexford Industrial Realty, Inc., 5.625%[5]	51,250
		456,422
	TOTAL PREFERRED STOCKS
	(Cost $1,290,875)	1,203,423

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Schedule of Investments
As of March 31, 2026 (Continued)

Number of Contracts		Fair Value
	PURCHASED OPTIONS CONTRACTS — 0.2%
	CALL OPTIONS — 0.2%
	Select Sector SPDR*
2,800	Exercise Price: $50.00, Notional Amount: $14,000,000, Expiration Date: January 15, 2027	$91,000
	TOTAL CALL OPTIONS
	(Cost $132,032)	91,000

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $132,032)	91,000

Number of Shares
	SHORT-TERM INVESTMENTS — 0.3%
178,600	JPMorgan U.S. Government Money Market Fund - Premier Class, 3.25%[2,5]	178,600
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $178,600)

	TOTAL INVESTMENTS — 106.1% (cost $64,467,041)	62,011,938
	Liabilities in Excess of Other Assets — (6.1%)	(3,560,208)
	TOTAL NET ASSETS — 100.0%	$58,451,730

*	Non-Income Producing

1	Investment does not issue or provide shares.

2	The rate is the annualized seven-day yield at period end.

3

Represents the fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $47,719,675 or 82.0% of net assets, were fair valued under the Fund’s valuation procedures and classified as Level 3 within the three tier fair value hierarchy as of March 31, 2026.

4	These investments are fair valued at the net asset value as practical expedient in accordance with the Fund’s valuation policies.

5

All or a portion of this security is segregated as collateral for written options. The value of the securities pledged as collateral was $1,245,850 which represents 2.1% of total net assets of the Fund.

6	Income is variable because it is distributed according to a cascading structure made up of sequential tiers.

7	Affiliated company.

8	Investment was received for investing in Riparian Housing Investors I, LLC - Class B-2 (preferred equity), but is in a separate share class (equity - Class A-2 shares).

9	The Fund has discontinued recognizing further interest income on this debt investment.

10	The Fund has discontinued recognizing further accrual of the state preferred return on its bespoke, debt-like preferred equity investments.

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Summary of Investments
As of March 31, 2026 (Continued)

Security Type	Percent of Total Net Assets
Private Direct Real Estate Investments	70.7%
Private Real Estate Investment Funds	32.9%
Preferred Stocks
Energy, Infrastructure & Utilities	1.2%
Real Estate	0.8%
Purchased Options Contracts	0.2%
Short-Term Investments	0.3%
Total Investments	106.1%
Liabilities in Excess of Other Assets	(6.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Schedule of Investments
As of March 31, 2026 (Continued)

Securities With Restrictions On Redemptions[a]	Redemptions Permitted	Redemption Notice Period	Unfunded Commitments	Cost	Fair Value	Original Acquisition Date	Percentage of Net Assets
262 5th, LLC	Not Permitted	N/A	$—	$2,000,000	$2,000,000	1/26/2026	3.4%
80-90 Central Venture, LLC	Not Permitted	N/A	—	3,000,000	3,005,000	5/27/2025	5.1%
Baywoods Road Owner, LLC	Not Permitted	N/A	—	2,000,000	2,359,589	5/10/2022	4.0%
Beacon Partners Fund II, LP REIT[d]	Not Permitted	N/A	—	4,000,000	3,942,000	11/30/2021	6.7%
Buchanan Mortgage Fund, LLC	Not Permitted	N/A	—	3,000,000	3,000,000	9/30/2024	5.1%
CBRE U.S. Credit Partners LP	Quarterly	60 Days	—	3,000,000	2,776,551	7/7/2022	4.8%
CMMPT-2, LPd,f	Quarterly	90 Days	—	774,759	693,218	4/18/2022	1.2%
Cook MHP Owner, LLC	Not Permitted	N/A	—	794,871	663,034	4/8/2022	1.1%
Detroit Portfolio Class A, LLC	Not Permitted	N/A	—	2,500,000	267,000	10/5/2022	0.5%
E 79th Street Mess Select LP	Not Permitted	N/A	772,500	658,858	500,000	10/27/2022	0.9%
Excelsior Sandy Springs CIV, LLC	Not Permitted	N/A	—	575,000	538,709	2/17/2022	0.9%
Excelsior Stephenson Medical CIV, LLC	Not Permitted	N/A	—	650,000	753,312	10/6/2021	1.3%
FC Starcast SA Investors, LLC	Not Permitted	N/A	—	2,000,000	2,000,000	12/7/2022	3.4%
GMF Granite Manager, LLC	Not Permitted	N/A	—	353,010	631,383	4/1/2022	1.1%
Goodman Capital Liquid Strategy Fund I, LLC[d]	Not Permitted	N/A	—	5,580,000	5,585,823	4/14/2022	9.6%
Heitman Core Real Estate Income Trust[d,e]	Quarterly	90 Days	—	1,604,549	920,280	4/4/2022	1.6%
Infinity Re Impact III, LPd	Not Permitted	N/A	—	3,000,000	3,631,083	6/10/2022	6.2%
Kayne Anderson Real Estate Debt IV, LPd	Not Permitted	N/A	451,169	804,916	770,790	11/1/2021	1.3%
NW Houston, LLC	Not Permitted	N/A	—	1,035,000	984,000	7/21/2022	1.7%
Old Courthouse Owner, LLC	Not Permitted	N/A	—	1,207,226	1,659,790	2/8/2022	2.8%
PDOFQ2 22 Livingston Side Car, LLC	Not Permitted	N/A	—	3,000,000	3,000,000	9/28/2022	5.1%
Peachtree SSC Mortgage REIT, LLC[d,g]	No Restrictions	None	—	1,376,539	1,358,388	5/18/2022	2.3%
Premier Lexington Park, LLC	Not Permitted	N/A	—	1,500,000	1,443,000	3/31/2022	2.5%
Premier Lexington Park, LLC - Class B	Not Permitted	N/A	—	—	41,000	3/31/2022	0.1%
QFP Rockwell Mezz	Not Permitted	N/A	—	5,000,000	5,000,000	11/25/2025	8.6%

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Schedule of Investments
As of March 31, 2026 (Continued)

Securities With Restrictions On Redemptions[a]	Redemptions Permitted	Redemption Notice Period	Unfunded Commitments	Cost	Fair Value	Original Acquisition Date	Percentage of Net Assets
RC CID Investors, LLC	Not Permitted	N/A	$—	$2,200,000	$2,206,000	6/20/2025	3.8%
Riparian Baltimore SFR Investors I, LLC	Not Permitted	N/A	—	2,000,000	1,552,000	7/7/2023	2.7%
Riparian Baltimore SFR Investors I, LLC - A-2 Shares	Not Permitted	N/A	—	—	1,870	7/7/2023	0.0%
Riparian Housing Investors I, LLC	Not Permitted	N/A	—	2,000,000	1,958,000	1/25/2024	3.3%
River Mill Self Storage, LLC	Not Permitted	N/A	200,000	1,800,000	1,800,000	12/22/2022	3.1%
Riverwalk Acquisitions, LLC	Not Permitted	N/A	—	2,000,000	2,028,165	6/14/2022	3.5%
Sandpiper Lodging Trust[d]	Not Permitted	N/A	—	800,000	800,000	9/30/2021	1.4%
Stonehill Strat Hotel Credit Opportunity Fund[d]	Not Permitted	N/A	—	257,881	271,947	8/18/2023	0.5%
TCM CRE Credit Fund, LPd	Quarterly	90 Days	—	2,392,925	2,396,983	10/1/2021	4.1%
Totals			$1,423,669	$62,865,534	$60,538,915		103.6%

[a]	Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.

[b]	Quarterly redemptions, subject to a 90 day redemption notice period, allowed after an initial 3-year lock up period expiring 12/13/2024.

[c]

The Fund is limited to redemptions of 5% of the Fund NAV per quarter and 20% annually, and the company can delay or suspend these redemptions at their sole discretion. There are no redemptions for an investor in their first year of investment.

[d]

The Fund indirectly bears fees and expenses as an investor in the Private Real Estate Investment Funds. Each investor of each Private Real Estate Investment Fund will pay the investment manager of the Private Real Estate Investment Fund a management fee. The fee rate varies and ranges from 0.75% to 2.00% per annum of the NAV of that Private Real Estate Investment Fund. Additionally, the investment manager of each Private Real Estate Investment Fund may generally receive a contingent incentive fee/allocation from each investor ranging from 10% to 100% of net new realized appreciation of that Private Real Estate Investment Fund over a return hurdle rate ranging from 6.0% to 12.0% as of the end of each performance period for which an incentive fee/allocation is calculated.

[e]

Quarterly redemptions, subject to a 90 day redemption notice period, allowed after an initial 1-year lock up period expiring 4/3/2024 and Redemption Interests will be redeemed in 20% quarterly increments following the Redemption Effective Date.

[f]	Quarterly redemptions, subject to a 90 day redemption notice period, allowed after an initial 2-year lock up period expiring 4/17/2024.

[g]	The Fund will not redeem more than 5% of the Fund NAV in a calendar year, redemptions are subject to availability of distributable cash as determined by the Company.

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Statement of Assets and Liabilities
As of March 31, 2026

Assets:
Investments in unaffiliated issuers, at value (cost $42,367,783)	$41,319,373
Investments in affiliated issuers, at value (cost $21,967,226)	20,601,565
Purchased options contracts, at value (cost $132,032)	91,000
Receivables:
Investment securities sold	110,584
Fund shares sold	147,006
Dividends and interest	2,032,839
Due from Adviser	314
Prepaid expenses	32,444
Miscellaneous assets	302
Total assets	64,335,427

Liabilities:
Line of credit payable	4,735,000
Payables:
Investment securities purchased	122,061
Cash due to broker	807,246
Line of credit interest	24,295
Shareholder servicing fees	5,113
Audit fees	132,500
Fund administration fees	11,754
Trustees’ fees and expenses	5,625
Interest expense payable	6,352
Chief Compliance Officer fees	2,833
Accrued other expenses	30,918
Total liabilities	5,883,697

Commitments and contingencies (Note 2 & Note 3)
Net Assets	$58,451,730

Components of Net Assets:
Paid-in capital (no par value per share with a public offering of unlimited shares authorized)	$56,416,511
Total distributable earnings	2,035,219
Net Assets	$58,451,730

Maximum Offering Price per Share:
Shares Outstanding
Net assets applicable to shares outstanding	$58,451,730
Shares of common stock issued and outstanding	6,418,351
Net asset value per share	$9.11

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Statement of Operations
For the Fiscal Year Ended March 31, 2026

Investment Income:
Dividends from unaffiliated issuers	$1,801,478
Dividends from affiliated issuers	388,003
Interest from unaffiliated issuers	1,650,637
Interest from affiliated issuers	1,328,371
Total investment income	5,168,489

Expenses:
Advisory fees	619,792
Line of credit interest expense	467,197
Audit fees	153,750
Shareholder servicing fees	110,869
Interest expense	72,985
Fund administration fees	64,090
Miscellaneous	49,132
Transfer agent fees and expenses	42,823
Fund accounting fees	37,948
Chief Compliance Officer fees	36,829
Legal fees	35,643
Shareholder reporting fees	35,577
Registration fees	28,537
Custody fees	26,679
Insurance expenses	25,676
Trustees’ fees and expenses	22,500
Total expenses	1,830,027
Advisory fees waived	(337,665)
Net expenses	1,492,362
Net investment income	3,676,127

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,331,025)
Investments in affiliated issuers	(705,916)
Purchased options contracts	(200,553)
Written options contracts	(107,870)
Net realized gain (loss)	(2,345,364)
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(924,445)
Investments in affiliated issuers	(688,342)
Purchased options contracts	(71,951)
Net change in unrealized appreciation/depreciation	(1,684,738)
Net realized and unrealized loss on investments	(4,030,102)

Net Decrease in Net Assets from Operations	$(353,975)

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,676,127	$5,770,850
Net realized gain (loss) on investments, purchased option contracts, and written option contracts	(2,345,364)	(724,588)
Net change in unrealized appreciation/depreciation on investments, purchased option contracts, and written option contracts	(1,684,738)	(1,075,804)
Net increase (decrease) in net assets resulting from operations	(353,975)	3,970,458

Distributions to Shareholders:
From distributable earnings	(1,137,392)	—
From return of capital	(3,667,804)	(4,495,495)
Total distributions to shareholders	(4,805,196)	(4,495,495)

Capital Transactions:
Sale of Shares	10,821,917	9,424,383
Reinvested Distributions	533,083	416,788
Shares Repurchased[1]	(8,543,939)	(13,486,540)
Net increase (decrease) in net assets from capital transactions	2,811,061	(3,645,369)

Total decrease in net assets	(2,348,110)	(4,170,406)

Net Assets:
Beginning of year	60,799,840	64,970,246
End of year	$58,451,730	$60,799,840

Capital Share Transactions:
Sale of Shares	1,102,934	937,633
Reinvested Distributions	55,584	41,904
Shares Repurchased	(885,080)	(1,344,018)
Net increase (decrease) in capital share transactions	273,438	(364,481)

[1]	Net of $6,906 and $0, respectively, of repurchase fees.

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Statement of Cash Flows
For the Fiscal Year Ended March 31, 2026

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(353,975)
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of investments	(12,449,855)
Sales of investments	11,155
Purchases of purchased options	(5,368,651)
Sales of purchased options	5,171,954
Premiums paid from written options	30,627,748
Proceeds received from closed written options	(30,737,179)
Sales of short-term investments, net	901,267
Return of capital distributions received	15,769,301
Net realized gain (loss)	2,344,944
Net change in unrealized appreciation/depreciation	1,684,738
Decrease in dividends and interest receivable	413,044
Increase in due from Adviser	(314)
Increase in prepaid expenses	(4,538)
Decrease in prepaid commitment fees	7,024
Decrease in miscellaneous assets	473
Decrease in line of credit interest	(37,841)
Decrease in advisory fees payable	(3,308)
Increase in shareholder servicing fee	3,680
Increase in audit fees payable	22,500
Increase in fund administration fees payable	1,008
Increase in Chief Compliance Officer fees	2,833
Increase in interest expense payable	6,352
Decrease in accrued expenses	(1,877)
Net cash provided by operating activities	8,010,483
Cash flows provided by (used for) financing activities:
Proceeds from shares sold, net of change in receivable for fund shares sold	10,856,753
Cost of shares repurchased, net of change in payable for fund shares redeemed	(8,543,939)
Dividends payable	(1,011,137)
Distributions paid to shareholders, net of reinvestments	(4,272,113)
Borrowings from line of credit	25,515,000
Payments for line of credit	(30,970,000)
Net cash used for financing activities	(8,425,436)

Net decrease in cash	(414,953)

Cash:
Beginning of year	(392,293)
End of year	$(807,246)

End of Year Cash Balances:
Due to broker	(807,246)
End of year	$(807,246)

Reinvestment of Distributions	533,083
Cash paid during the year for interest expense	540,182

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For The Period September 29, 2021* Through March 31, 2022
Net asset value, beginning of year/period	$9.89	$9.98	$10.00	$10.14	$10.00
Income from Investment Operations:
Net investment income[1]	0.57	0.90	0.76	0.56	0.10
Net realized and unrealized gain/loss on investments	(0.61)	(0.28)	(0.12)	0.05	0.12
Total from investment operations	(0.04)	0.62	0.64	0.61	0.22

Less Distributions:
From net investment income	(0.14)	–	(0.05)	(0.19)	–
From net realized gains	(0.04)	–	–	–	–
From return of capital	(0.56)	(0.71)	(0.61)	(0.56)	(0.08)
Total distributions	(0.74)	(0.71)	(0.66)	(0.75)	(0.08)

Net asset value, end of year/period	$9.11	$9.89	$9.98	$10.00	$10.14

Total return	(0.55)%	6.33%	6.48%	6.26%	2.17%[2]

Ratios and Supplemental Data:(3)
Net assets, end of year/period (in thousands)	$58,452	$60,800	$64,970	$57,694	$21,325
Gross investment income (loss) to average net assets	5.28%	8.44%	7.00%	4.85%	(0.42)%[4]
Net investment income to average net assets	5.81%	8.93%	7.49%	5.54%	1.89%[4]
Ratio of gross expenses to average net assets	2.89%[5,6]	3.32%[5]	2.93%[5]	2.91%[5]	3.81%[4,5]
Ratio of net expenses to average net assets	2.36%[5,6]	2.83%[5]	2.44%[5]	2.22%[5]	1.50%[4,5]
Expense Waiver	(0.53)%	(0.49)%	(0.49)%	(0.69)%	(2.31)%

Portfolio turnover rate	0%	9%	0%	7%	2%[2]

Senior Securities
Total borrowings (in thousands)	$4,735	$10,190	$10,500	$7,525	$–
Asset coverage per $1,000 unit of Senior indebtedness[7]	$13,345	$6,967	$7,188	$8,667	$–

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Not annualized.
[3]

The expense and net investment income/loss ratios do not directly reflect the expenses of the underlying funds in which the Fund invests. The Fund invests in each underlying fund based upon its net asset value, inclusive of management fees, which typically range from 0% to 1.8% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

[4]	Annualized.
[5]

If line of credit interest expense and interest expense had been excluded, the expense ratios would have been lowered by 0.84%, 1.33%, 0.94% and 0.72% for the fiscal year ended March 31, 2026, fiscal year ended March 31, 2025, fiscal year ended March 31, 2024 and for the year ended March 31, 2023. Excluding these expenses, the ratio of net expenses to average net assets for the fiscal year ended March 31, 2026, fiscal year ended March 31, 2025, fiscal year ended March 31, 2024 and for the year ended March 31, 2023 would equal 1.50%. For the period ending March 31, 2022, the ratios would have been lowered by 0.00%.

[6]	If legal fees related to a directly-held property owned by the Fund had been excluded, the expense ratios would have been lowered by 0.02%.
[7]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026

Note 1 – Organization

Thirdline Real Estate Income Fund (the “Trust” or the “Fund”), a Delaware statutory trust registered under the Securities Act of 1933 (the “Securities Act”) and Investment Company Act of 1940 (the “Investment Company Act”) on April 7, 2021 as a closed-end, non-diversified management investment company that is operated as an “interval fund”. The Fund commenced operations on September 29, 2021.

The Fund’s investment objective is to generate current income with low volatility and low correlation to broader equity and bond markets. As a secondary objective, the Fund also seeks moderate long-term capital appreciation. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets, including the amount of any borrowings for investment purposes, in real estate investments which may include common stock, partnership or similar interests, convertible or non-convertible preferred stock, and convertible or non-convertible secured or unsecured debt issued by: private real estate investment funds; non-traded unregistered real estate investment trusts; publicly registered real estate investment trusts; exchange traded funds, index mutual funds, and other investment vehicles such as closed-end funds, publicly traded partnerships and mutual funds that invest principally, directly or indirectly, in real estate. The Fund does not intend to focus on any one sector of the real estate industry, and, at times, the Fund’s investments may be positioned in any one or more of the many sectors including, but not limited to, multi-family, industrial, office, retail, hospitality, residential, medical, self-storage, data centers, cell towers, manufactured housing, land, and infrastructure.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is followed by Thirdline Capital Management, LLC (the “Adviser”) to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

Note 2 – Significant Accounting Policies

Basis of Preparation and Use of Estimates - The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation - The net asset value (“NAV”) of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order. The price of Shares increases or decreases on a daily basis according to the NAV of the Shares. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Fund values its investments daily at fair value. If market quotations are not readily available (as in the case of private real estate investment funds and private direct real estate investments) securities are valued at fair value in accordance with pricing and valuation procedures adopted by the Fund’s Board of Trustees (the “Board”). In accordance with Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements, the Board designated The Adviser as the Fund’s valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including: (1) common factors including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which may include, but are not limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 2 – Significant Accounting Policies (continued)

Adviser will also consider periodic financial statements (audited and unaudited) or other information provided by the issuer. The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that portfolio holdings of private real estate investment funds may be available on no more than a quarterly basis.

The fair value of a private real estate investment fund ordinarily will be the NAV of that investment determined and reported by the investment in accordance with the valuation policies established by the investment and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the investment if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund can be found in the Schedule of Investments.

Due to the nature of the investments, changes in market conditions and the economic environment may significantly impact the value of the investments and the fair value of the Fund’s interests in the investments. Under some circumstances, the Adviser may determine, based on other information available to the Adviser, that an investment’s reported valuation does not represent fair value. If it is determined that the investment’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. In addition, the Fund may not have an investment’s reported valuation as of a particular fiscal period end. In such cases, the Adviser would determine the fair value of such an investment based on any relevant information available at the time.

Readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.

Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Adviser believes reflect most closely the value of such securities.

Options are valued at the mean of the last quoted bid and ask prices as of the close of regular trading on the primary exchange in which they trade. If there is no recent bid price for an option, the ask price will be used. In determining prices for exchange-listed options, pricing will be based on prices as reported on the option’s primary exchange.

Federal Income Taxes - The Fund intends to continue to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund operates in such a manner to qualify for taxation as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various and complex REIT qualification tests imposed under the Code. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies for taxation as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 2 – Significant Accounting Policies (continued)

portion of its ordinary income and any net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions (at least 90% of the Fund’s annual REIT taxable income) to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

Management of the Fund has reviewed tax positions taken in the tax periods that remain subject to examination by all major tax jurisdictions, including federal, and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2026, and fiscal year ended March 31, 2025, the Fund did not incur any interest or penalties.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce a shareholder’s cost basis and result in a higher capital gain and lower capital loss when the Shares on which the distribution was received are sold. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Security Transactions and Investment Income - The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund’s transactions are determined on a specific identification basis. Interest income is recognized on the accrual basis. Interest accruals on non performing debt and debt like instruments may be suspended and any previously accrued income will be assessed for collectability. Dividend income is recognized on the ex-dividend date. The Fund accounts for capital gain distributions from private investment funds based on the nature of such distributions as determined by each underlying private investment fund. Capital gain distributions received, if any, are recorded as capital gains as soon as this information is available to the Fund and its service providers.

Fees and Expenses - The Fund will bear all expenses incurred in the business of the Fund.

The Fund will also indirectly bear a portion of the income and expenses of private real estate investment funds, non-traded unregistered real estate investment trusts, publicly registered real estate investment trusts, exchange traded funds, index mutual funds, and other investment vehicles such as closed-end funds, publicly traded partnerships and mutual funds that invest principally, directly or indirectly, in real estate. That income and those expenses are recorded in the Fund’s financial statements as change in unrealized appreciation/depreciation and not as income or expense on the Statement of Operations.

Dividend Reinvestment - The Fund provides distribution options for its Shareholders. Under these options, if the Fund declares a distribution, then a Shareholder’s distribution will be automatically reinvested in additional Shares unless the Shareholder has specifically elected in its application (or otherwise) to receive cash. Pursuant to the dividend reinvestment policy, a Shareholder will receive additional Shares, including fractions of Shares, at a price equal to the NAV per Share on the date of distribution. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

Segment Reporting - ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. Required disclosure is included in Note 1.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 3 – Investment Advisory and Other Agreements

The Adviser is a limited liability company organized under the laws of the Commonwealth of Virginia, serves as the investment adviser to the Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.98% of the Fund’s average daily net assets.

Pursuant to an Expense Limitation Agreement the Adviser has contractually agreed to waive its advisory fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding brokerage commissions, dividend expense on securities sold short, borrowing costs related to short-selling securities, interest expense, acquired fund fees and expenses, and extraordinary or non-routine expenses such as litigation expenses, taxes related to a failure to qualify as a REIT or meet distribution requirements and IRS or federal agency fees or charges, any fees related to directly-held property by the Fund, which includes investments through a joint-venture or wholly-owned subsidiary) to the extent necessary to limit the Fund’s Operating Expenses to 1.50% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement shall become effective and shall remain in effect for one year from the effective date of the advisory agreement and thereafter shall continue in effect from year to year for successive one-year periods provided that such continuance is approved at least annually by the Board, unless sooner terminated. As of March 31, 2026, fee waivers and/or reimbursements that may potentially be made by the Fund to the Adviser total $964,870, which expire as follows:

March 31, 2027	$310,700
March 31, 2028	$316,505
March 31, 2029	$337,665

UMB Fund Services, Inc. (the “Administrator”) serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets.

The Fund has entered into a distribution agreement with Distribution Services, LLC to act as the distributor for the sale of Shares.

CCO Technology, LLC (d/b/a Joot) provides Chief Compliance Officer (“CCO”) services to the Trust.

Certain Officers of the Fund are affiliated with either the Adviser or another of the Fund’s service providers.

Note 4 – Federal Income Taxes

At March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$62,815,609
Gross unrealized appreciation	$10,221,236
Gross unrealized depreciation	(11,203,507)
Net unrealized appreciation (depreciation) on investments	$(982,271)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 4 – Federal Income Taxes (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified between paid-in capital and distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Loss
$3,736	$(3,736)

As of December 31, 2025, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Net operating losses	(5,947,649)
Unrealized appreciation on investments	369,107
Total distributable (deficit)	$(5,578,542)

The tax character of distributions paid during the tax year ended December 31, 2025 and 2024 were as follows:

Distribution paid from:	2025	2024
Ordinary Income	$879,710	$—
Long-Term Capital Gains	$246,095	$—
Return of Capital	$3,630,436	$4,523,818
Total distributions	$4,756,241	$4,523,818

As of December 31, 2025, for federal income tax purposes, the Fund had $5,947,649 of net operating loss (NOL) carryforwards available to offset future income, if any, that may be carried forward indefinitely, to the extent provided by the Treasury regulations.

Note 5 – Investment Transactions

For the fiscal year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $12,449,855 and $11,155, respectively.

Note 6 – Shareholder Servicing Expenses

The Fund is subject to fees pursuant to a “Shareholder Services Plan” adopted by the Board. These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to shareholders on behalf of the Fund. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis up to a maximum of 0.25% of its average net assets. The fees charged by the intermediaries will vary. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of fees. The Shareholder Services Plan was not adopted pursuant to Rule 12b-1 of the 1940 Act and therefore cannot be used to pay for distribution related expenses. For the period April 1, 2022 through June 30, 2022, the Fund accrued expenses under the Shareholder Services Plan of 0.25% of the Fund’s average net assets. For the period July 1, 2022 through December 31, 2023, the Fund accrued expenses under the Shareholder Services Plan of 0.05% of the Fund’s average net assets. Additional expenses of $49,740 related to the setup and maintenance of intermediaries was accrued during the Fund’s fiscal year ended March 31, 2024 while the Fund accrued expenses under the Shareholder Services Plan of 0.05% of the Fund’s average net assets. For the period January 1, 2024 through March 31, 2026, the Fund accrued expenses under the Shareholder Services Plan of 0.15% of the Fund’s average net assets. For the fiscal year ended March 31, 2026, the Fund accrued $110,869 of expenses under the Shareholder Services Plan, which includes additional expenses of $17,500 related to the setup and maintenance of intermediaries.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 7 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the net asset value as practical expedient are not included in the fair value hierarchy. As such, investments in Private Real Estate Investment Funds with a fair value of $12,819,240 are included in the table below to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund may invest in Private Real Estate Investment Funds that invest primarily in real estate and real estate-related investments and may include both strategies related to real estate equity and debt.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Preferred Stocks	$1,203,423	$—	$—	$1,203,423
Private Direct Real Estate Investments	—	—	41,333,852	41,333,852
Private Real Estate Investment Funds	—	—	6,385,823	6,385,823
Purchased Options Contracts	91,000	—	—	91,000
Short Term Investments	178,600	—	—	178,600
Sub Total	$1,473,023	$—	$47,719,675	$49,192,698
Private Real Estate Investment Funds				$12,819,240
Total Investments				$62,011,938

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 7 – Fair Value Measurements and Disclosure (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Private Direct Real Estate Investments	Private Real Estate Investment Funds
Beginning balance March 31, 2025	$45,850,797	$6,936,558
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	—
Total realized gain/(loss)	(2,000,000)	—
Total unrealized appreciation/(depreciation)	(1,327,219)	(130,735)
Net return of capital	(13,389,726)	(420,000)
Net purchases	12,200,000	—
Net sales	—	—
Balance as of March 31, 2026	$41,333,852	$6,385,823

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

	Fair Value March 31, 2026	Valuation Methodologies	Unobservable Input(1)	Input Range/ Value
Private Direct Real Estate Investments	$8,635,852	Income Capitalization approach with a Waterfall analysis	Cap Rate	5.00% to 7.00% (Avg. of 6.11%)
	$32,698,000	Discounted cash flow analysis with risk profile adjustments	Discount Rate	8.56% to 21.25% (Avg. of 12.10%)
Private Real Estate Investment Funds	$800,000	Sales Comparable	Recent Share Purchase Price	N/A
	$5,585,823	Discounted Cash Flow Analysis with risk profile adjustments	Discount Rate	7.41% to 8.19% (Avg. of 7.80%)

(1)

Net operating income increases and cap rate decreases relative to the investment’s inception, cause increases in the valuation. Decreases in net operating income and increases in cap rate cause decreases in the valuation. Increase in discount rates cause downward valuation adjustments and decreases in discount rates cause upward valuation adjustments.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 8 – Derivatives and Hedging Disclosures

The Fund has adopted the disclosure provisions of FASB ASC 815, Derivatives and Hedging. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund may at times invest in derivatives for risk management, income generation and for capital appreciation. The Fund invested in options and participated in written options during the fiscal year ended March 31, 2026.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2026 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$91,000
Total		$91,000

The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2026 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(200,525)	$(107,870)
Interest contracts	(28)	—
Total	$(200,553)	$(107,870)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(71,951)	$—
Total	$(71,951)	$—

The quarterly average volumes of derivative instruments as of March 31, 2026 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Notional value	$9,300,000

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 9 – Credit Agreement

The Fund entered into a credit agreement with SouthState Bank which currently has a credit limit of $25,000,000. The Fund is charged variable interest for borrowing under this agreement based on the 30-day Secured Overnight Financing Rate plus 2.95%. This rate was 6.62% as of March 31, 2026. The credit agreement has been renewed for an additional 24 month term (through September 29, 2027) and is renewable. As compensation for holding the credit agreement available, the Fund was charged a non-refundable loan fee. In accordance with ASC 835, costs incurred by the Fund in connection with the credit agreement were recorded as a prepaid expense and recognized as prepaid expenses on the Statement of Assets and Liabilities. These debt issuance costs will be amortized into interest expense over the period of the credit agreement. For the fiscal year ended March 31, 2026, such debt issuance costs expensed to the Fund were $7,024, which were included expenses under the Fund’s Expense Limitation Agreement. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 365 days the Fund had outstanding borrowings were 7.56%, $6,006,082, $10,925,000 and $460,173 respectively. As of March 31, 2026 the Fund had $4,735,000 of outstanding borrowings.

Note 10 – Limited Liquidity

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% of its Shares at NAV on a regular schedule. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

Shareholders who tender for repurchase Shares that have been held, as of the time of repurchase, less than 365 days from the purchase date will be subject to a repurchase fee (early withdrawal charge) of 1.00% of the original purchase price. The Fund may waive the repurchase fee in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the repurchase fee will be waived at any time in the future or that it will be waived for any other shareholder.

Data regarding the repurchase offers conducted by the Fund for the fiscal year ended March 31, 2026 are as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	April 11, 2025	July 11, 2025	October 10, 2025	January 9, 2026
Repurchase Offer Deadline	May 16, 2025	August 15, 2025	November 14, 2025	February 13, 2026
Repurchase Pricing Date	May 16, 2025	August 15, 2025	November 14, 2025	February 13, 2026
Net Asset Value as of the Repurchase Pricing date	$9.95	$9.89	$9.77	$9.46
Value of Shares Repurchased	$1,502,202	$1,055,053	$1,832,116	$4,161,474
Shares Repurchased	150,975	106,679	187,524	439,902
Percentage of Outstanding Shares Repurchased	2.41%	1.60%	2.80%	6.50%
Repurchase Fees	$—	$365	$2,956	$3,585

Note 11 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 12 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities in an underlying fund. Issuers that are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026:

Fund/Security Description	Value Beginning of Period	Purchases	Reductions	Return of Capital	Net Realized Gain (Loss)	Change in Yield Balance[3]	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Received[4,5]	Interest Income[4,5]
3985 N Stone Ave, LLC	$717,000	$—	$—	$—	($717,000)	$—	$—	$—	$—	($103,562)
80-90 Central Venture, LLC[2]	$—	3,000,000	—	—	—	—	5,000	3,005,000	—	461,341
Baywoods Road Owner, LLC[1]	$2,335,000	—	—	—	—	29,589	(5,000)	2,359,589	124,041	—
Detroit Portfolio Class A, LLC	$2,337,000	—	—	—	—	—	(2,070,000)	267,000	—	(255,769)
Excelsior Sandy Springs CIV, LLC	$548,709	—	—	—	—	—	(10,000)	538,709	20,013	—
Excelsior Stephenson Medical CIV, LLC	$751,932	—	—	—	—	1,380	—	753,312	38,693	—
FC Starcast SA Investors, LLC	$2,000,000	—	—	—	—	—	—	2,000,000	—	200,000
NW Houston, LLC	$958,000	—	—	—	—	—	26,000	984,000	—	—
Old Courthouse Owner, LLC[1]	$1,523,829	—	—	—	—	4,961	131,000	1,659,790	104,371	—
PDOFQ2 22 Livingston Side Car, LLC	$3,000,000	—	—	—	—	—	—	3,000,000	—	(193,112)
Plymouth Heritage Apts. JV, LLC - Class B1	$2,479,000	—	—	(2,501,084)	22,084	—	—	—	—	35,579
RC CID Investors, LLC[2]	$—	2,200,000	—	—	—	—	6,000	2,206,000	—	476,285
Rhino 20 Ledin Investors, LLC[1]	$1,811,000	—	—	(1,800,000)	(11,000)	—	—	—	—	271,786
River Mill Self Storage, LLC[1]	$1,800,000	—	—	—	—	—	—	1,800,000	—	180,001
Riverwalk Acquisitions, LLC	$2,129,521	—	—	—	—	(6,356)	(95,000)	2,028,165	100,885	—
SP 1001 Music Row Investors, LLC[1]	$2,000,000	—	—	(2,000,000)	—	—	—	—	—	255,822
Total	$24,390,991	$5,200,000	$—	($6,301,084)	($705,916)	$29,574	($2,012,000)	$20,601,565	$388,003	$1,328,371

[1]	The Fund has ownership greater than 25% in the underlying entity.

[2]	The issuers weren’t affiliated as of March 31, 2025.

[3]	This column represents the change in dividends accrued, accrual adjustments, or yield balance adjustments for equity investments.

[4]	These columns represent the actual dividends received (for equity investments) and the interest income recorded (debt or debt-like investments).

[5]	Negative dividends received or interest income represents previously accrued income that has been written off due to the doubt of collectability as of part of the internal valuation process.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 13 – Risk Factors

Investing in the Fund involves risk, including, but not limited to the risks noted below. The risks described below are not intended to be a complete listing and explanation of the risks involved with an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the Fund’s prospectus and statement of additional information.

Real Estate Industry Concentration Risk - The Fund’ investments in real estate industry securities, either directly or through its investments in Private and Public REITs, Private Real Estate Funds and Other Public Real Estate Securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; ( vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

Industry Concentration – If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2026, the Fund had 106.6% of the value of its net assets invested within the real estate industry.

Issuer and Non-Diversification Risk - The value of a specific security can perform differently from the real estate market for reasons related to the performance of the investment manager, the financial leverage of the issuer, and reduced demand for the properties and services of the issuer. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence because the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Risks Related to the Fund’s Tax Status as a REIT. The Fund intends to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

Valuation Risk - The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Risks of Investing in the Equity of Private REITs - The Fund’s equity investments in private REITs will require it to bear a pro rata share of the REIT’s expenses, including management and, if applicable, performance fees. Private REITs are not subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act, which could amplify losses suffered by the Fund when compared to unleveraged investments. The private REITs will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions. The Fund may not have sole decision-making authority over the private REIT and may be unable to take actions to protect its interests in these investments.

Interest Rate Risk - Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings. Changes in the level of interest rates also can affect, among other things, the Fund’s ability to acquire certain real estate industry securities at attractive prices and acquire or originate certain of the debt investments at attractive prices.

Thirdline Real Estate Income Fund

Notes to Financial Statements
March 31, 2026 (Continued)

Note 13 – Risk Factors (continued)

Exchange-Traded Funds, Closed-End Funds and Mutual Funds Risk - To the extent that the Fund invests in ETFs, closed-end funds and/or mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF and/or closed-end fund carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark or the basket of securities held by the ETF, closed-end fund or mutual fund does not perform as expected for any reason, the value of the investment in the ETF, closed-end fund and/or mutual fund may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF and/or closed-end fund may not completely replicate the performance of the underlying index.

Liquidity Risk - There is currently no secondary market for Fund shares and the Fund expects that no secondary market will develop. Shares of closed-end investment companies, such as the Fund, that are traded on a secondary market may trade at a discount from their NAV per share and initial offering prices. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at such time. There is no guarantee that shareholders will be able to sell the requested number of shares (or dollar amount) in a quarterly repurchase offer, regardless of market conditions, such as a downturn. As a result of the foregoing, an investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of total loss or who require liquidity, other than limited liquidity provided through the Fund’s repurchase policy (repurchase at least 5% quarterly). Certain of the Fund’s investments (e.g., private real estate funds, private REITS and direct real estate holdings) are also subject to liquidity risk because they generally offer only limited redemptions. Liquidity risk exists when an investment of the Fund proves to be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Note 14 – Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with a May 15, 2026 valuation date. Shareholders that desired to tender Shares for repurchase were required to do so on May 15, 2026.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Thirdline Real Estate Income Fund

Fund Management
March 31, 2026 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

Information Regarding trustees

NAME, AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustees
Lawrence S. Eiben Year of Birth: 1972	Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer	Indefinite, Since Inception	Owner Thirdline Capital Management, LLC, the investment adviser to the Fund from February 2021 to present; Managing Member of Patina Wealth GP, LLC (a General Partner for an entity used to manage personal assets); Owner of Davis Creek Associates, LLC (a firm providing private equity/private debt to early stage companies) from 2016 to December 2020. Director of Westcreek Financial, Inc. (a finance company) from December 2019 to March 2022.	1
Charles C. Hutchens Year of Birth: 1980	President and Chief Executive Officer	Since August 2021

Owner Thirdline Capital Management, LLC, the investment adviser to the Fund from February 2021 to present; Co-Manager and Member of 5950 Harbour Lane, LLC from November 2022 to present; Member and Co-Manager of 590 Harbour Lane Manage, LLC from November 2022 to present; Co-Manager and Member of 5950 Investors, LLC from May 2023 to Present; From 2005 to 2021 Mr. Hutchens worked at The Holladay Corporation, a commercial real estate development and investment firm, where he began as an Analyst, advanced to Director of Development and Acquisitions and completed his tenure in the role of Vice President.

				1

Thirdline Real Estate Income Fund

Fund Management
March 31, 2026 (Unaudited) (Continued)

NAME, AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Independent Trustees
Laura R. Markley, CPA,MBA Year of Birth: 1985	Trustee	Since August 2021	From 2023 to present, Chief Administrative and Financial Officer at Farmer Focus. From 2013 to present, Managing Director and Chief Financial Officer New Richmond Ventures (NRV), an investment firm that invests in early-stage venture capital opportunities. Additionally, from September 2023 to present Chief Financial Officer of Shenandoah Valley Organic, LLC.	1
Joseph W. McDonald Year of Birth: 1981	Trustee	Since August 2021	Head of Business Development and a Partner at Persevere Capital, a firm focused on privately funded real estate credit strategies, since June 2023. From June 2018 to June 2023, Mr. McDonald served in a business development role Persevere Capital.	1
Jonathan F. Wilson Year of Birth: 1979	Trustee	Since August 2021	Partner. Managing Director, Co-Portfolio Manager, and Investment Committee member of Small Buyout Opportunities Funds at Siguler Guff & Company, LP a multi-strategy private equity investment firm which, together with its affiliates, has approximately $15 billion of assets under management, joined in 2005.	1
Information Regarding Officers
Charles Black Year of Birth: 1979	Chief Compliance Officer	Indefinite; Since September 2022

Managing Director and Head of Compliance Services (February 2023 - present); Vice President and Chief Services Officer (April 2021 - February 2023); and was Director of Compliance Services (November 2019 - March 2021) at CCO Technology, LLC (d/b/a Joot).

				N/A

Thirdline Real Estate Income Fund

Supplemental Information
March 31, 2026 (Unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (877) 771-7715 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (877) 771-7715 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1 (877) 771-7715.

Thirdline Real Estate Income Fund

Privacy Notice
March 31, 2026

FACTS	WHAT DOES THIRDLINE REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Assets

● Retirement Assets

● Transaction History

● Checking Account Information

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Thirdline chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Thirdline share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-771-7715

Thirdline Real Estate Income Fund

Privacy Notice
March 31, 2026 (Continued)

Page 2
Who we are
Who is providing this notice?	Thirdline Real Estate Income Fund Thirdline Capital Management, LLC
What we do
How does Thirdline protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Thirdline collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

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Definitions
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Thirdline Real Estate Income Fund

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-1811
1-888-449-4909

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees has designated Laura R. Markley, who serves as Chairperson of the Board's Audit Committee, as an audit committee financial expert. Ms. Markley is considered an Independent Trustee of the Fund.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $131,250 for 2025 and $132,500 for 2026.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

All Other Fees

(d) The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

(i)	Not applicable.

(j)	Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (i) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (ii) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B. Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund casts its vote; and (d) whether the Fund casts its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Voting Client Securities

Under Section 206 of the Advisers Act, an investment adviser has a fiduciary duty to vote proxies in the best interests of the client and to treat clients fairly. In cases where Thirdline Capital Management, LLC (“Thirdline”) exercises discretion over the purchase of securities Thirdline shall vote proxies related to securities held by any client’s account over which it maintains discretionary authority consistent with its proxy voting policy. Proxy votes generally will be cast in a manner that is in the best interest of the client.

In exercising its voting discretion, Thirdline shall seek to avoid any direct or indirect conflict of interest raised by such voting decision. If the Chief Compliance Officer believes that there is any potential material conflict of interest for the Firm on a particular proxy vote, it is to be turned over to the Investment Management Committee for the voting decision.

Consistent with Rule 206(4)-6 of the Advisers Act, Thirdline will retain certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. A copy of Thirdline’s proxy voting policies and procedures is available to clients upon request.

Proxy Voting Delegation

Thirdline’s policy will require that proxies received will be voted in a manner consistent with the best interests of the investment portfolio and its clients. As required, Thirdline may present to Thirdline’s clients, at least annually, their policies and a record of each proxy voted by the sub-advisers on behalf of clients, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

When a material conflict of interest between Thirdline’s interests and its Clients’ interests appears to exist, Thirdline may choose among the following options to eliminate such conflict: (1) for routine matters, voting in accordance with Thirdline’s policies and procedures and the guidelines, where doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) notify affected Clients of the conflict of interest and seek a waiver of the conflict; (4) if agreed upon in writing with the Client, forward the proxies to affected Clients allowing them to vote their own proxies; or (5) may convene an ad-hoc committee of no fewer than two senior executives with the portfolio manager to debate the conflict and to give ruling on the preferred course of action. In all instances, Thirdline will seek to resolve the conflict in a manner that is acceptable to all affected parties and is in the best interests of any affected Client(s).

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Thirdline Capital Management, LLC (the “Adviser”) who are primarily responsible for the day-to-day portfolio management of Thirdline Real Estate Income Fund as of March 31, 2026:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Charles C. Hutchens	President and Chief Executive Officer	Since August 2021	Owner Thirdline Capital Management, LLC, the investment adviser to the Fund from February 2021 to present; Co-Manager and Member of 5950 Harbour Lane, LLC from November 2022 to present; Member and Co-Manager of 5950 Harbour Lane Manager, LLC from November 2022 to present; Co-Manager and Member of 5950 Investors, LLC from May 2023 to Present; Manager of 5800 Developer, LLC from April 2018 to present; From 2005 to 2021 Mr. Hutchens worked at The Holladay Corporation, a commercial real estate development and investment firm, where he began as an Analyst, advanced to Director of Development and Acquisitions and completed his tenure in the role of Vice President.	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2026, Mr. Hutchens does not manage any other registered investment companies, other pooled investment accounts and other accounts. The Fund is the only account managed by Mr. Hutchens.

Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist. The Portfolio Manager does not manage any other accounts for clients. The Adviser does have the ability to employ leverage in the Fund which could result in the Fund paying more compensation to the Adviser. However, for the Adviser to receive additional compensation that would indicate the Fund’s use of leverage has been successful. The Adviser seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict, applicable Adviser policies and procedures, and applicable laws. There is no guarantee that all conflicts will be resolved in favor of the Fund.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

Mr. Hutchens is Managing Director and Owner of the Adviser and as such is compensated through distributions that are based primarily on the profits and losses of the Adviser.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Charles C. Hutchens	$100,001 - $500,000

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There is no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Thirdline Real Estate Income Fund

By (Signature and Title)*	/s/ Charles C. Hutchens
Charles C. Hutchens, President
(Chief Executive Officer)

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles C. Hutchens
Charles C. Hutchens, President
(Chief Executive Officer)

Date	June 8, 2026

By (Signature and Title)*	/s/ Lawrence S. Eiben
Lawrence S. Eiben, Treasurer
(Principal Financial Officer)

Date	June 8, 2026

*	Print the name and title of each signing officer under his or her signature.